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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 333-07673 of Alexander Haagen Properties, Inc. on Form S-3 and Registration Statement No. 33-73306 of Alexander Haagen Properties, Inc. on Form S-8 of our report dated February 20, 1998, appearing in this Annual Report on Form 10-K/A of Alexander Haagen Properties, Inc. for the year ended December 31, 1997.

                                          Deloitte & Touche LLP

Los Angeles, California

April 29, 1998